                                                                  EXHIBIT 24.1

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                       Signature: /s/Stan Gomes
                                       Print Name: Stan Gomes

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                       Signature: /s/Charles E. Schilling
                                       Print Name: Charles E. Schilling

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                            Signature: /s/Charles R. Lindner
                                            Print Name: Charles R. Lindner

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                        Signature: /s/Connie L. Cihak
                                        Print Name: Connie L. Cihak

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                           Signature: /s/Dayton Merrell
                                           Print Name: Dayton Merrell

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 21st day of February, 2002.



                                                     Signature: /s/Doug Reimer
                                                     Print Name: Doug Reimer

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                          Signature: /s/Gordon B. Hoover
                                          Print Name: Gordon B. Hoover

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                         Signature: /s/James S. Sunde
                                         Print Name: James S. Sunde

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                                     Signature: /s/Jim D. Fife
                                                     Print Name: Jim D. Fife

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                                     Signature: /s/John R. Long
                                                     Print Name: John R. Long

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                               Signature: /s/Kenneth Schoenberg
                                               Print Name: Kenneth Schoenberg

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                                 Signature: /s/Larry E. Wojchik
                                                 Print Name: Larry E. Wojchik

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                                     Signature: /s/Laura Stacy
                                                     Print Name: Laura Stacy

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                                    Signature: /s/ Lynn Boadwine
                                                    Print Name: Lynn Boadwine

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                               Signature: /s/Manuel Maciel, Jr.
                                               Print Name: Manuel Maciel, Jr.

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                                 Signature: /s/Marlin Rasmussen
                                                 Print Name: Marlin Rasmussen

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                               Signature: /s/Peter J. Kappelman
                                               Print Name: Peter J. Kappelman

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                                  Signature: /s/Robert A. Winner
                                                  Print Name: Robert A. Winner

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                                     Signature: /s/Ronnie Mohr
                                                     Print Name: Ronnie Mohr

                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Land O'Lakes, Inc., a Minnesota cooperative corporation, does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by said Corporation, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February, 2002.



                                                     Signature: /s/Art Perdue
                                                     Print Name: Art Perdue